Value Line
Asset Allocation Fund, Inc.
(VLAAX)

SUMMARY PROSPECTUS
AUGUST 1, 2010

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/all_funds.html. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to fundsliterature@valueline.com. The current Prospectus and Statement of Additional Information dated August 1, 2010, are incorporated by reference into this Summary Prospectus.

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FUND SUMMARY

Investment Objective

The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution and Service (12b-1) Fees*	0.25%
Other Expenses	0.41%
Total Annual Fund Operating Expenses	1.31%
Less: Fee Waiver*	-0.10%
Net Expenses*	1.21%

*
Effective March 1, 2010 through July 31, 2011, EULAV Securities, Inc. (“the Distributor”) contractually agreed to waive a portion of the Fund’s 12b-1 fee in an amount equal to 0.10% of the Fund’s average daily net assets. The waiver cannot be terminated without the approval of the Fund’s Board of Directors.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Asset Allocation Fund	$123	$405	$709	$1,570

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies of the Fund

To achieve the Fund’s investment objective , the Fund invests in a broad range of U.S. common stocks, bonds and money market instruments in accordance with the Adviser’s asset allocation strategy based primarily on data derived from proprietary computer models for the stock and bond markets which the Adviser has developed. The Fund attempts to achieve its objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year (principally investment grade rated within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). There are no limits on the percentage of the Fund’s assets that can be invested in common stocks, debt or money market securities. The debt securities in which the Fund invests are principally investment grade debt securities issued by U.S. corporations rated within one of the four highest categories of a nationally recognized statistical rating organization (that is, rated BBB or higher by Standard & Poor’s Rating Group or an equivalent rating by another rating organization, or, if not rated, believed by the Adviser to be of equivalent credit quality) and in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities , including mortgage backed securities issued by government sponsored enterprises. The Fund will usualy sell a debt security if its rating falls below the four highest categories. The Fund may invest in debt securities with either fixed or variable reset terms.

In selecting common stocks for purchase or sale, the Adviser relies on the Value Line Timeliness™ Ranking System or the Value Line Performance Ranking System (the “Ranking Systems”). The Ranking Systems compare an estimate of the probable market performance of each stock during the next six to twelve months to that of all of the stocks under review and rank stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Fund invests usually are selected from those securities ranked 1, 2 or 3 by either Ranking System. There are no set limitations of investments in any category or according to a company’s size. The Adviser analyzes the stocks provided by the Ranking Systems and determines those in which the Fund shall invest and in what amounts such investments shall be made taking into account the potential risk and reward of each investment.

Principal Risks of Investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. The risks vary depending upon a fund’s mix of stocks, debt securities and money market securities. Therefore, before you invest in the Fund you should carefully evaluate the risks.

The chief risks that you assume when investing in the Fund are those associated with investing in common stocks and market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole. There are also risks associated with credit ratings.

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

You also assume an interest rate risk, the possibility that as interest rates rise the value of most fixed income securities, especially those securities with longer maturities, will decrease. Mortgage-backed securities may be more volatile than other U.S. government securities and are subject to both interest rate and prepayment risk described below.

The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. Depending on the Fund’s allocation of assets among different types of securities, the Fund’s investments may be affected more greatly by changes in stock prices, which have historically tended to fluctuate more than bond prices.

The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are not backed by the full faith credit of the United States and are neither issued nor guaranteed by the U.S. Treasury. The maximum potential liability of the instrumentalities that issue some U.S. government securities held by the Fund may exceed current resources of such instrumentalities including their legal right to receive support from the U.S. Treasury. Consequently, although such instruments are U.S. government securities, it is possible thsat these issuers will not have the funds to meet their payment obligations in the future and may cause the Fund to incur a loss.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. This could have a negative effect on the Fund’s performance.

The Fund’s use of the Ranking Systems involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 11.

Performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500 Index which is a broad based market index. Returns are also compared to the performance of the Barclays Capital U.S. Government/Credit Index which is a more narrow index that more closely reflects the market sectors in which the Fund invests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns (before taxes) as of 12/31 each year (%)

Best Quarter: Q2 2009 +12.64% Worst Quarter: Q4 2008 (-17.46%)

As of June 30, 2010, the Fund had a year-to-date total return of –1.22%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years
Value Line Asset Allocation Fund
Return before taxes	16.39%	2.09%	1.88%
Return after taxes on distributions	16.07%	1.21%	1.30%
Return after taxes on distributions and sale of Fund shares	10.65%	1.77%	1.53%
S&P 500® Index	26.46%	0.42%	-0.95%
(Reflects no deduction for fees or expenses)
Barclays Capital U.S. Government/Credit Index (Reflects no deduction for fees or expenses.)	4.52%	4.71%	6.34%

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management, LLC,

Portfolio Managers. Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s equity portfolio. Jeffrey Geffen is primarily responsible for the day-to-day management of the non-equity portion of the Fund’s portfolio. Mr. Grant has been a portfolio manager of the Fund since 1993; Mr. Geffen has been a portfolio manager of the Fund since 2001.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $100

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary. You may also redeem your shares by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. You can exchange all or part of your investment in the Fund for shares in other Value Line funds. To execute an exchange, call 800-243-2729.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.